UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 26, 2011

CHEVIOT FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Federal	0-50529	56-2423750
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

3723 Glenmore Avenue, Cheviot, Ohio		45211
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(513) 661-0457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Shareholders was held on April 26, 2011 (the “Annual Meeting”). A total of 8,864,908 outstanding shares were eligible to vote at the Annual Meeting. The matters considered and voted on by the Company’s Shareholders at the Annual Meeting and the vote of the Shareholders was as follows:

1.           The election of two directors, each for a three-year term.

	For	Withheld	Broker non-votes

John T. Smith	6,796,124	407,495	940,896

Robert L. Thomas	7,169,402	34,217	940,896

      2.           The ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

For	Against	Abstain	Broker non-votes

8,099,389	29,951	15,175	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEVIOT FINANCIAL CORP.

DATE: April 26, 2011	By: /s/ Thomas J. Linneman
Thomas J. Linneman
President and Chief Executive Officer